EXHIBIT 99.2

VOTING AGREEMENT

        THIS VOTING AGREEMENT (this “Agreement”), dated as of November 29, 2004, between Franklin Covey Co., a Utah corporation (the “Company”), and Knowledge Capital Investment Group, a Texas general partnership (“Shareholder”).

        WHEREAS, the Company and the Shareholder propose to enter into that certain Preferred Stock Amendment and Warrant Issuance Agreement dated as of the date hereof (as the same may be amended from time to time, the “Amendment Agreement”; capitalized terms used but not defined in this Agreement shall have the meanings ascribed to them in the Amendment Agreement), which provides, upon the terms and subject to the conditions thereof, for the amendment of the designations, voting powers, preferences and relative, participating, optional and other special rights, qualifications, limitations and restrictions of the Company’s Series A Preferred Stock (the “Series A Preferred”) and the Company’s Series B Preferred Stock (the “Series B Preferred”), and, in connection with such amendment, causes the Company to issue to Shareholder and all other holders of outstanding shares of Series A Preferred as of the Closing Date warrants (the “Warrants”) to purchase shares of the Company’s Common Stock (all such transactions, the “Recapitalization”);

        WHEREAS, as of the date hereof, Shareholder owns beneficially or of record or has the power to vote, or direct the vote of, the number of shares of (i) common stock of the Company (the “Common Stock”) and (ii) Series A Preferred of the Company as set forth opposite such Shareholder’s name on Exhibit A hereto (all such Common Stock and Series A Preferred and any shares of Common Stock or Series A Preferred of which ownership of record or beneficially or the power to vote is hereafter acquired by Shareholder prior to the termination of this Agreement being referred to herein as the “Shares”); and

        WHEREAS, as a condition to the willingness of the Company to enter into the Amendment Agreement, the Company has requested that Shareholder agree to enter into this Agreement, and, in order to induce the Company to enter into the Amendment Agreement, Shareholder has agreed to enter into this Agreement.

        NOW, THEREFORE, in consideration of the premises and of the mutual agreements and covenants set forth herein and in the Amendment Agreement and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

I.    TRANSFER AND VOTING OF SHARES

1.1

Transfer of Shares. Shareholder shall not, directly or indirectly, (a) sell, pledge, encumber, assign, transfer or otherwise dispose of any or all of Shareholder’s Shares or any interest in such Shares, except pursuant to the Amendment Agreement, (b) deposit any Shares or any interest in such Shares into a voting trust or enter into a voting agreement or arrangement with respect to any Shares or grant any proxy with respect thereto (other than as contemplated herein) or (c) enter into any contract, commitment, option or other arrangement or undertaking (other than the Amendment Agreement) with respect to the direct or indirect acquisition or sale, assignment, pledge, encumbrance, transfer or other disposition of any Shares.

1.2

Agreement to Vote. During the period commencing on the date hereof and terminating at the earlier to occur of Closing or the date of termination of the Amendment Agreement pursuant to Article VII thereof, Shareholder, solely in Shareholder’s capacity as a shareholder of the Company, agrees to vote (or cause to be voted) all of the Shares at any meeting of the shareholders of the Company or any adjournment thereof, and in any action by written consent of the shareholders of the Company, (i) in favor of the adoption of the Amendment Agreement and approval of the Recapitalization, and in favor of the other transactions contemplated by the Amendment Agreement (including without limitation, the issuance of the Warrants), (ii) against any action that could reasonably be expected to delay or compromise approval of the Recapitalization (a “Competing Transaction”), (iii) against any action or agreement that could reasonably be expected to result in any of the conditions to the Company’s obligations under the Amendment Agreement not being fulfilled, (iv) in favor of adoption by the Company of the Restated Articles in substantially the form attached hereto as Exhibit C and (v) in favor of any other matter reasonably relating to the consummation of the transactions contemplated by the Amendment Agreement.

1.3

Grant of Irrevocable Proxy. Within three days after receiving a written request from the Company at any time prior to the Closing, Shareholder agrees to deliver to the Company a proxy with respect to the Shares in the form attached hereto as Exhibit B (the “Proxy”), which shall be coupled with an interest and irrevocable to the fullest extent permissible by law.

1.4

Termination. This Agreement, the Proxy granted hereunder and the obligations of Shareholder pursuant to this Agreement shall terminate upon the earlier of the Closing or the date of the termination of the Amendment Agreement pursuant to Article VII thereof; provided, however, that the termination of this Agreement shall not relieve Shareholder from any liability for any previous breach of this Agreement.

II.    REPRESENTATIONS AND WARRANTIES OF SHAREHOLDER

         Shareholder hereby represents and warrants to the Company as follows:

2.1

Authorization; Binding Agreement. Shareholder has all legal right, power, authority and capacity to execute and deliver this Agreement and the Proxy, to perform its obligations hereunder and thereunder, and to consummate the transactions contemplated hereby and thereby. This Agreement has been, and, upon execution, the Proxy will be, duly and validly executed and delivered by or on behalf of Shareholder and, assuming their due authorization, execution and delivery by or on behalf of the Company, constitute a legal, valid and binding obligation of Shareholder, enforceable against Shareholder in accordance with their terms, subject to (i) the effect of any applicable bankruptcy, insolvency, moratorium or similar law affecting creditors’ rights generally and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies.

2.2	No Conflict; Required Filings and Consents.

(a)

The execution and delivery of this Agreement and the grant of the Proxy to the Company by Shareholder do not, and the performance of this Agreement and the grant of the Proxy to the Company by Shareholder will not (i) conflict with or violate any statute, law, rule, regulation, order, judgment or decree applicable to Shareholder or by which Shareholder or any of Shareholder’s properties or assets is bound or affected, (ii) violate or conflict with any organizational documents of Shareholder or (iii) result in or constitute (with or without notice or lapse of time or both) any breach of or default under, or give to another party any right of termination, amendment, acceleration or cancellation of, or result in the creation of any lien or encumbrance or restriction on any of the property or assets of Shareholder pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which Shareholder is a party or by which Shareholder or any of Shareholder’s properties or assets is bound or affected. There is no beneficiary or holder of a voting trust certificate or other interest of any trust of which Shareholder is a trustee whose consent is required for the execution and delivery of this Agreement or the consummation by Shareholder of the transactions contemplated by this Agreement.

(b)

The execution and delivery of this Agreement and the grant of the Proxy to the Company by Shareholder do not, and the performance of this Agreement and the grant of the Proxy to the Company by Shareholder will not, require any consent, approval, authorization or permit of, or filing with or notification to, any third party or any governmental or regulatory authority, domestic or foreign, except (i) for applicable requirements, if any, of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and (ii) where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, could not prevent or materially delay the performance by Shareholder of Shareholder’s obligations under this Agreement. Shareholder does not have any understanding in effect with respect to the voting or transfer of any Shares, other than any right of repurchase granted to the Company.

2.3

Litigation. There is no private or governmental action, suit, proceeding, claim, arbitration or investigation pending or, to the knowledge of Shareholder or any of Shareholder’s affiliates, threatened before any agency, administration, court or tribunal, foreign or domestic, against Shareholder or any of Shareholder’s affiliates or any of their respective properties or any of their respective officers or directors, in the case of a corporate entity (in their capacities as such), or any of their respective partners (in the case of a partnership) that, individually or in the aggregate, could reasonably be expected to materially delay or impair Shareholder’s ability to consummate the transactions contemplated by this Agreement. There is no judgment, decree or order against Shareholder or any of Shareholder’s affiliates, or, to the knowledge of Shareholder or any of Shareholder’s affiliates, any of their respective directors or officers (in their capacities as such), in the case of a corporate entity, or any of their respective partners (in the case of a partnership), that, individually or in the aggregate, could reasonably be expected to prevent, enjoin, alter or materially delay any of the transactions contemplated by this Agreement, or that, individually or in the aggregate, could reasonably be expected to have a material adverse effect on Shareholder’s ability to consummate the transactions contemplated by this Agreement.

2.4

Absence of Claims. Shareholder has no knowledge of any cause of action or other claim that could have been, or in the future might be, asserted by Shareholder against the Company or any of its predecessors, successors, assigns, directors, employees, agents or representatives arising out of facts or circumstances occurring at any time on or prior to the date hereof, except for claims arising from (i) obligations under written agreements between Shareholder and the Company and (ii) obligations to pay any fees or salaries to (or provide other benefits to) Shareholder in Shareholder’s capacity as a director, officer, employee or consultant to the Company.

2.5

Title to Shares. As of the date of this Agreement, Shareholder is the record or beneficial owner of the Shares free and clear of all liens, encumbrances, claims, proxies or voting restrictions other than pursuant to this Agreement. The shares of Common Stock and Series A Preferred, including the options, warrants or other rights to acquire such stock, set forth on Exhibit A hereto, are all of the securities of the Company owned, directly or indirectly, of record or beneficially by Shareholder on the date of this Agreement.

2.6

Accuracy of Representations. The representations and warranties contained in this Agreement are accurate in all respects as of the date of this Agreement, will be accurate in all respects at all times until termination of this Agreement and will be accurate in all respects as of the date of the consummation of the Recapitalization as if made on that date.

III.    COVENANTS OF SHAREHOLDER

3.1

Further Assurances. From time to time and without additional consideration, Shareholder shall (at Shareholder’s sole expense) execute and deliver, or cause to be executed and delivered, such additional transfers, assignments, endorsements, proxies, consents and other instruments, and shall (at Shareholder’s sole expense) take such further actions, as the Company may reasonably request for the purpose of carrying out and furthering the intent of this Agreement.

3.2

Waiver of Agreements. Shareholder hereby waives any provision of any agreement that is or, with the passage of time or the occurrence of events could be, inconsistent with or violated by a term of this Agreement. Shareholder intends that the foregoing waiver be read with (and to the extent necessary for effectiveness be deemed a single instrument) any similar waivers set forth in agreements of form similar to this Agreement and any similar waiver by the Company.

IV.    GENERAL PROVISIONS

4.1

Entire Agreement; Amendments. This Agreement, the Amendment Agreement and the other agreements referred to herein and therein constitute the entire agreement of the parties and supersede all prior agreements and undertakings, both written and oral, between the parties with respect to the subject matter hereof. This Agreement may not be amended or modified except in an instrument in writing signed by, or on behalf of, the parties hereto.

4.2	Survival of Representations and Warranties. All representations and warranties made by Shareholder in this Agreement shall survive any termination of the Amendment Agreement and this Agreement.

4.3

Indemnification. Shareholder shall hold harmless and indemnify the Company and the Company’s affiliates from and against, and shall compensate and reimburse the Company and the Company’s affiliates for, any loss, damage, claim, liability, fee (including attorneys’ fees), demand, cost or expense (regardless of whether or not such loss, damage, claim, liability, fee, demand, cost, or expense relates to a third-party claim) that is directly or indirectly suffered or incurred by the Company or any of the Company’s affiliates, or to which the Company or any of the Company’ affiliates otherwise becomes subject, and that arises directly or indirectly from, or relates directly or indirectly to (i) any inaccuracy in or breach of any representation or warranty contained in this Agreement or (ii) any failure on the part of Shareholder to observe, perform or abide by, or any other breach of, any restriction, covenant, obligation, or other provision contained in this Agreement.

4.4

Assignment. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns; provided, however, that any assignment, delegation or attempted transfer of any rights, interests or obligations under this Agreement by Shareholder without the prior written consent of the Company shall be void.

4.5

Fees and Expenses. Except as otherwise provided herein or in the Amendment Agreement, all costs and expenses (including, without limitation, all fees and disbursements of counsel, accountants, investment bankers, experts and consultants to a party) incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses.

4.6

Notices. All notices, requests, claims, demands and other communications hereunder must be in writing and will be given or made (and will be deemed to have been duly given or made upon receipt) by delivery in person, by courier services, by cable, by fax, by telegram, by telex or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 4.6):

(a)	if to the Company:

Franklin Covey Co.
2200 West Parkway Boulevard
Salt Lake City, Utah 84119-2331
Attention: Val J. Christensen
Fax: (801) 817-8723

with a copy to:

Joel C. Peterson
chairman of the Special Committee of the Board of Directors
c/o Peterson Partners LP
299 South Main Street
Suite 2250
Salt Lake City, Utah 84111
Fax: (801) 359-8840

with a copy to:

Dorsey & Whitney LLP
170 S. Main Street Suite 900
Salt Lake City, Utah 84101-1605
Attention: Nolan S. Taylor
Fax: (801) 933-7373

(b)	If to Shareholder to:

Knowledge Capital Investment Group
3232 McKinney Avenue
Suite 890
Dallas, Texas
75204
Attention: Donald J. McNamara
Fax: (214) 220-4924
with a copy to:

Munsch Hardt Kopf & Harr, P.C.
1445 Ross Avenue, Suite 4000
Dallas, Texas 75202
Attention: William T. Cavanaugh, Jr.
Fax: (214) 978-4371

4.7	Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

4.8

Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable law in an acceptable manner.

4.9

Specific Performance. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement is not performed in accordance with its specific terms or is otherwise breached. Shareholder agrees that, in the event of any breach or threatened breach by Shareholder of any covenant or obligation contained in this Agreement, the Company shall be entitled (in addition to any other remedy that may be available to it, including monetary damages) to seek and obtain (a) a decree or order of specific performance to enforce the observance and performance of such covenant or obligation, and (b) an injunction restraining such breach or threatened breach. Shareholder further agrees that neither the Company nor any other party shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 4.9, and Shareholder irrevocably waives any right he, she or it may have to require the obtaining, furnishing or posting of any such bond or similar instrument.

4.10

Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Utah applicable to contracts executed in and to be performed in that state without regard to any conflicts of laws.

4.11

No Waiver. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The Company shall not be deemed to have waived any claim available to it arising out of this Agreement, or any right, power or privilege hereunder, unless the waiver is expressly set forth in writing duly executed and delivered on behalf of the Company. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

4.12

Counterparts. This Agreement may be executed in two or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

[Signature page follows.]

        IN WITNESS WHEREOF, each of the Company and Shareholder has executed this Voting Agreement or has caused this Voting Agreement to be executed by their respective duly authorized officers as of the date first written above.

COMPANY:

FRANKLIN COVEY CO.

By: /s/ ROBERT A. WHITMAN

Name: Robert A. Whitman

Title: Chairman and CEO

SHAREHOLDER:

KNOWLEDGE CAPITAL INVESTMENT GROUP

By:    Inspiration Investments Partners III, L.P.
Its:    Manager

By:    Inspiration Investments GenPar III, L.P.
Its:    General Partner

By:    Hampstead Associates, Inc.
Its:    Managing General Partner

By: /s/ DANIEL A. DECKER

Name: Daniel A. Decker

Title: Executive Vice President

EXHIBIT A

SHARES OWNED

Name of Shareholder	Number of Shares of Common Stock Owned Beneficially and of Record	Number and Type of Shares of Series A Preferred Owned beneficially and of Record	Number and type of shares of common Stock and Series A Preferred Issuable upon Exercise of Options, Warrants and Other Rights to Acquire Such Stock

Knowledge Capital Investment Group	1,015,002	827,859.67	0	(1)

(1)     Excludes Common Stock issuable upon exercise of Series A Preferred.

EXHIBIT B

IRREVOCABLE PROXY

        The undersigned shareholder (“Shareholder”) of Franklin Covey Co., a Utah corporation (the “Company”), hereby irrevocably (to the fullest extent permitted by law) appoints [____________] and [____________], the [____________] and [____________] of the Company, and each of them, as the sole and exclusive lawful attorneys-in-fact and proxies of the undersigned, with full power of substitution and resubstitution, to vote and exercise all voting and related rights (to the full extent that the undersigned is entitled to do so) with respect to all of the shares of capital stock of the Company that now are or hereafter may be beneficially owned by the undersigned, and any and all other shares or securities of the Company issued or issuable in respect thereof on or after the date hereof (collectively, the “Shares”) in accordance with the terms of this Proxy. The Shares beneficially owned by the undersigned as of the date of this Proxy are listed on the final page of this Proxy. Upon the undersigned’s execution of this Proxy, any and all prior proxies given by the undersigned with respect to any Shares are hereby revoked and the undersigned agrees not to grant any subsequent proxies with respect to the Shares until after the Expiration Date (as defined below).

        This Proxy is irrevocable (to the fullest extent permitted by law), is coupled with an interest and is granted pursuant to that certain Voting Agreement of even date herewith between the Company and the undersigned (the “Voting Agreement”), and is granted in consideration of the Company’s entering into the Preferred Stock Amendment and Warrant Issuance Agreement (the “Amendment Agreement”), dated as of November 29, 2004, between the Company and Shareholder. The Amendment Agreement provides for the amendment of the designations, voting powers, preferences and relative, participating, optional and other special rights, qualifications, limitations and restrictions of the Company’s Series A Preferred Stock (the “Series A Preferred”) and the Company’s Series B Preferred Stock (the “Series B Preferred”), and, in connection with such amendment, causes the Company to issue to Shareholder and all other holders of outstanding shares of Series A Preferred as of the Closing Date warrants (the “Warrants”) to purchase shares of the Company’s Common Stock (the “Recapitalization”). As used herein, the term “Expiration Date” shall mean the earlier to occur of (i) such date and time as the Amendment Agreement shall have been validly terminated pursuant to Article VII thereof or (ii) such date and time as the Recapitalization shall become effective in accordance with the terms and provisions of the Amendment Agreement.

        The attorneys-in-fact and proxies named above, and each of them, are hereby authorized and empowered by the undersigned, at any time prior to the Expiration Date, to act as the undersigned’s true and lawful attorneys-in-fact and proxies to vote the Shares, and to exercise all voting, consent and similar rights of the undersigned with respect to the Shares (including, without limitation, the power to execute and deliver in the undersigned’s name any consent, certificate or other document that may be required by law) at every annual, special or adjourned meeting of shareholders of the Company and in every written consent in lieu of such meeting (i) in favor of adoption of the Amendment Agreement and the approval of the Recapitalization, and in favor of each of the other actions contemplated by the Amendment Agreement (including, without limitation, the issuance of the Warrants), (ii) against any matter that could reasonably be expected to delay or compromise approval of the Recapitalization, (iii) against any action or agreement that could reasonably be expected to result in any of the conditions to the Company’s obligations under the Amendment Agreement not being fulfilled, (iv) in favor of adoption by the Company of the Articles of Restatement amending and restating the Company’s Articles of Incorporation in substantially the form attached to the Voting Agreement as Exhibit C and (v) in favor of any other matter reasonably relating to the consummation of the transactions contemplated by the Amendment Agreement.

        The attorneys-in-fact and proxies named above may not exercise this Proxy on any other matter except as provided above. The undersigned may vote the Shares on all other matters. Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned.

        This Proxy is irrevocable (to the fullest extent permitted by law). This Proxy shall terminate, and be of no further force and effect, automatically upon the Expiration Date.

Dated:     __________________________________, 200___

SHAREHOLDER:

KNOWLEDGE CAPITAL INVESTMENT GROUP

By:    Inspiration Investments Partners III, L.P.
Its:    Manager

By:    Inspiration Investments GenPar III, L.P.
Its:    General Partner

By:    Hampstead Associates, Inc.
Its:    Managing General Partner

By:

Name:

Title:

Shares beneficially owned:

______________      shares of Common Stock

______________      shares of Series A Preferred

______________      shares of Common Stock issueable upon exercise of outstanding options or warrants

______________      shares of Series A Preferred issuable upon exercise of outstanding option or warrants

EXHIBIT C

ARTICLES OF RESTATEMENT